                                    EXHIBIT 10.29


                       FIRST AMENDMENT TO LETTER LOAN AGREEMENT
                                         AND
                         MASTER LEASE MODIFICATION AGREEMENT


    THIS FIRST AMENDMENT TO LETTER LOAN AGREEMENT AND MASTER LEASE MODIFICATION AGREEMENT ("AMENDMENT AND MODIFICATION AGREEMENT") is made and entered into as of January 20, 1997, by and between MOBLEY ENVIRONMENTAL SERVICES, INC., a Delaware corporation (herein called "BORROWER"), and BANK ONE, TEXAS, N.A., a national banking association (herein called "BANK").

                                   R E C I T A L S:

    WHEREAS, Borrower and Bank entered into a Letter Loan Agreement dated June 2, 1995 (the "LOAN AGREEMENT"; the terms defined therein being used herein as therein defined unless otherwise defined herein);

    WHEREAS, Borrower and Banc One Leasing Corporation, an Ohio corporation ("ORIGINAL LESSOR"), entered into a Master Lease Agreement dated February 9, 1996 pursuant to which equipment was to be leased from time to time by the attachment thereto of one of more lease schedules (such lease agreement, together with all lease schedules attached thereto herein called the "MASTER LEASE AGREEMENT");

    WHEREAS, pursuant to lease schedule no. 1000049223 between Borrower and the Original Lessor, certain motor vehicles and equipment having a total cost of $699,860.35 were leased, on a financing lease basis, by the Original Lessor to Borrower, such lease term expiring on February 15, 2001 ("LEASE SCHEDULE NO. 49223");

    WHEREAS, pursuant to lease schedule no. 1000049649 between Borrower and the Original Lessor, certain equipment associated with the Mobley Distillate Fuel Plant located at 4415 E. Greenwood, Baytown, Texas (the "DISTILLATE PLANT"), having a total cost of $1,800,515.65 was leased, on a financing lease basis, by the Original Lessor to Borrower, such lease term expiring on March 15, 2003 ("LEASE SCHEDULE NO. 49649");

    WHEREAS, pursuant to an Assignment and Bill of Sale dated February 15, 1996, the Original Lessor assigned to Banc One Texas Leasing Corporation ("SUCCESSOR LESSOR") all of its rights, titles and interests in and to Lease Schedule No. 49223;

    WHEREAS, pursuant to an Assignment and Bill of Sale dated March 15, 1996, the Original Lessor assigned to Successor Lessor all of its rights, titles and interests in and to Lease Schedule No. 49649;

    WHEREAS, pursuant to an Assignment and Bill of Sale dated January 10, 1997, the Successor Lessor assigned to Bank all of its rights, titles and interests in and to Lease Schedule No. 49223 and Lease Schedule No. 49649;

    WHEREAS, the Distillate Plant is located on certain property owned by Mobley Company, Inc., a Texas corporation and wholly-owned subsidiary of Borrower ("MCI"), in Chambers County, Texas;

    WHEREAS, Borrower has subsequent to the execution of the Loan Agreement formed a new subsidiary called Hydrocarbon Technologies, Inc. ("HTI") and HTI has guaranteed Borrower's indebtedness owing under the Loan Agreement and Master Leasse Agreement;

    WHEREAS, Borrower and Bank desire to amend the Loan Agreement to provide for (i) the release by the Bank of certain liens and security interests in assets of the Borrower (and MCI) comprising Borrower's (or MCI's) oil field services business which is being sold to Dawson Production Services, Inc. ("DAWSON PRODUCTION") for a cash sale price estimated to be approximately $5,000,000 (such sale price, less any associated closing costs and adjustments payable by Borrower herein called the "SALE PROCEEDS"), (ii) Borrower's directing that all of the Sale Proceeds be paid to Bank and Bank being instructed to use the Sale Proceeds, first, to prepay in full all amounts owing under the Master Lease Agreement (such amount if paid on or before January 21, 1997 totalling $2,300,401.46 and herein called the "LEASE PAYOFF AMOUNT") including, without limitation, $622,534.04 under Lease Schedule No. 49223 (with a per diem $159.28) and $1,677,858.42 under Lease Schedule No. 49649 (with a per diem $409.77) and then to apply the balance (the "REVOLVING LINE OF CREDIT PAYDOWN AMOUNT") to paydown the Revolving Line of Credit, (iii) limiting Bank's obligation to make further advances under the Revolving Line of Credit to an aggregate amount (the "READVANCE AMOUNT") equal to the difference between (a) the sum of the Lease Payoff Amount plus the Revolving Line of Credit Paydown Amount and (b) $3,300,000.00, (iv) terminating Bank's obligation to issue letters of credit under the Revolving Line of Credit and terminating Bank's obligation to make further advances under the Advancing Line of Credit, and (v) changing the Termination Date from June 2, 1997 to March 31, 1997; and

    WHEREAS, Borrower and Bank desire to amend the Master Lease Agreement to provide for (i) the release by the Bank of certain liens and security interests in lease financed assets of the Borrower (and MCI) comprising Borrower's (and MCI's) oil field services business which is being sold to Dawson Production for a cash sale price estimated to be approximately $5,000,000, (ii) Borrower's directing that all of the Sale Proceeds be paid to Bank and Bank being instructed to use the Sale Proceeds, first, to pay the Lease Payoff Amount to Bank and then to apply the Revolving Line of Credit Paydown Amount to paydown the Revolving Line of Credit, (iii) changing the final date of the lease term for Lease No. 49223 from February, 15, 2001 to January 20, 1997, and (iv) changing the final date of the lease term for Lease No. 49649 from March 15, 2003 to January 20, 1997.

                                  A G R E E M E N T:

    NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, MCI and Bank hereby agree as hereinafter set forth.

    1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

    (a) The first paragraph of the Loan Agreement is hereby deleted and the following substituted therefor:

              "This Letter Loan Agreement (the "LOAN AGREEMENT"), as amended by that certain First Amendment to Letter Loan Agreement and Master Lease Modification Agreement dated January 20, 1997 (the "FIRST AMENDMENT"), will serve to set forth the terms of the financing transactions by and between Mobley Environmental Services, Inc., a Delaware corporation ("BORROWER"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("BANK"):"

    (b) Section 1(a) of the Loan Agreement is hereby amended by deleting the date "June 2, 1997" and substituting therefor the date "March 31, 1997", which date will be the new definition of the defined term "Termination Date".

    (c) Section 1 of the Loan Agreement is hereby amended by adding thereto a new subsection (c) to read in its entirety as follows:

         "(c) Anything to the contrary herein notwithstanding, from and after January 20, 1997 (i) Bank shall not be obligated to make revolving credit advances to Borrower under the Revolving Line of Credit except that the Readvance Amount (as defined in the First Amendment) shall be advanced by the Bank under the Revolving Line of Credit provided there is availability under the Borrowing Base, (ii) Bank shall not be obligated to issue letters of credit for the account of Borrower, and
         (iii) Bank shall not be obligated to make loans to Borrower under the Advancing Line of Credit. Anything to the contrary herein notwithstanding, Borrower hereby agrees to repay to Bank on or before March 31, 1997 all Indebtedness owing by Borrower to Bank including, without limitation, all amounts outstanding under this Loan Agreement, the Revolving Line of Credit and the Advancing Line of Credit. Anything to the contrary herein notwithstanding, Borrower agrees on or before March 31, 1997 to deposit with Bank cash in an amount equal to the sum of (i) the amount of any unfunded letter of credit obligation issued by Bank for Borrower's account outstanding as of March 31, 1997 plus (ii) such amount as may be reasonably estimated by Bank to cover incidental costs and expenses associated with processing and/or honoring a drawing under such letters of credit, such deposit to be held by Bank and used to reimburse Bank for any drawing on any such letter(s) of credit and the costs associated therewith or, if no such drawing is made before the termination of such letter(s) of credit, then the amount of such deposit shall be refunded to Borrower."

    (d) Section 3 of the Loan Agreement is hereby designated as subsection 3(a) and a new subsection 3(b) is added thereto to read in its entirety as follows:

         "(b) In connection with the sale of Borrower's oil field service business to Dawson Production Services, Inc., Borrower agrees to direct that all of the Sale Proceeds (as defined in the First Amendment) be paid to Bank and to instruct the Bank to use the Sale Proceeds, first, to pay to the Lease Payoff Amount (as defined in the First Amendment) and then to apply the Revolving Line of Credit Paydown Amount (as defined in the First Amendment) to paydown the Revolving Line of Credit. In consideration for such payments, Bank agrees to execute a release in the form attached to the First Amendment as EXHIBIT "A" (the "RELEASE") and to additionally execute such partial releases on form UCC-3 as may be necessary or required to reflect of record the release of the Bank's lien on and security interest in the items of Collateral set forth in the Release. Bank also agrees with respect to all items of Collateral set forth in the Release for which motor vehicle certificates of title have been issued, to deliver to Borrower the originals of all such motor vehicle certificates of title, duly signed by Bank to release the Bank's lien on such motor vehicle certificate."

    2. SHORTENING OF MATURITY OF NOTES. The Bank is hereby authorized to endorse on the Notes the following legend: "The maturity of this Note has been shortened to March 31, 1997 pursuant to a First Amendment to Loan Agreement and Master Lease Modification Agreement dated as of January 20, 1997 amending the Loan Agreement referred to in this Note" or a legend of similar effect.

    3. AMENDMENTS TO MASTER LEASE AGREEMENT. The Master Lease Agreement is effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

    (a) LEASE SCHEDULE NO. 49223. Lease Schedule No. 49223 is hereby amended by making all changes necessary therein to make January 20, 1997 the last day of the Lease Term (as therein defined) and the Bank is hereby authorized to endorse on Lease Schedule No. 49223 the following legend:
    "The term of this Lease Schedule has been shortened so that January 20, 1997 is the last day of the Lease Term pursuant to a First Amendment to Loan Agreement and Master Lease Modification Agreement dated as of January 20, 1997 amending this Lease Schedule" or a legend of similar effect.

    (b) LEASE SCHEDULE NO. 49649. Lease Schedule No. 49649 is hereby amended by making all changes necessary therein to make January 20, 1997 the last day of the Lease Term (as therein defined) and the Bank is hereby authorized to endorse on Lease Schedule No. 49649 the following legend:
    "The term of this Lease Schedule has been shortened so that January 20, 1997 is the last day of the Lease Term pursuant to a First

    Amendment to Loan Agreement and Master Lease Modification Agreement dated as of January 20, 1997 amending this Lease Schedule" or a legend of similar effect.

    4. CONDITIONS OF EFFECTIVENESS. This Amendment and Modification Agreement shall become effective when, and only when, Bank shall have received the following:

    (a) counterparts of this Amendment and Modification Agreement executed by Borrower and MCI;

    (c) Consent of Guarantors from MCI and HTI (the "CONSENT OF GUARANTORS"), substantially in the form of EXHIBIT "B" attached hereto;

    (d) a borrowing base certificate dated as of January 20, 1997 showing that giving effect to (i) the sale of the Borrower's (and MCI's) oil field services business to Dawson Production, (ii) the application of the Revolving Line of Credit Paydown Amount to the Revolving Line of Credit, and (iii) the relending of the Readvance Amount, the amount outstanding on the Revolving Line of Credit plus the amount of issued and outstanding letters of credit would not exceed the Borrowing Base, as adjusted to take into account the sale of the Borrower's and MCI's oil field services business to Dawson Production;

    (e)  executed originals of the following:

         (i) UCC-1 Financing Statement from Borrower in favor of Banc One Texas Leasing Corporation to be filed with the Texas Secretary of State;

        (ii) UCC-1 Financing Statement from Borrower in favor of Banc One Texas Leasing Corporation to be filed with the Arkansas Secretary of State;

       (iii) UCC-1 Financing Statement from Borrower in favor of Banc One Texas Leasing Corporation to be filed with the Louisiana Secretary of State;

        (iv) UCC-1 Financing Statement from HTI in favor of Bank to be filed with the Texas Secretary of State;

         (v) UCC-1 Financing Statement from HTI in favor of Bank to be filed with the Arkansas Secretary of State;

        (vi) UCC-1 Financing Statement from HTI in favor of Bank to be filed with the Louisiana Secretary of State;

       (vii) Fixture Filing Financing Statement from HTI in favor of Bank to be filed in the Real Property Records of Chambers County, Texas;

      (viii) Fixture Filing Financing Statement from Borrower in favor of Bank to be filed in the Real Property Records of Chambers County, Texas;

        (ix) Deed of Trust, Security Agreement and Financing Statement from MCI in favor of Bank to be filed in the Real Property Records of Chambers County, Texas;

         (x)  Unlimited Guaranty from HTI in favor of Bank;

        (xi)  Security Agreement from HTI in favor of Bank; and

    (f)  any additional documentation or materials reasonably required by Bank.

    5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

    (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and Modification Agreement and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment and Modification Agreement has been duly and effectively taken. This Amendment and Modification Agreement, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment and Modification Agreement does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

    (b) After giving effect to (i) the sale of the Borrower's (and MCI's) oil field services business to Dawson Production, (ii) the application of the Revolving Line of Credit Paydown Amount to the Revolving Line of Credit, and (iii) the relending of the Readvance Amount, the amount outstanding on the Revolving Line of Credit plus the amount of issued and outstanding letters of credit does not exceed the Borrowing Base, as adjusted to take into account the sale of the Borrower's and MCI's oil field services business to Dawson Production.

    (c) Borrower has no subsidiaries other than Mobley Company, Inc., Hydrocarbon Technologies, Inc. and Mobley Vehicle Acquisition Corp. and Mobley Vehicle Acquisition Corp. will be sold to Dawson Production as part of the sale of the Borrower's and MCI's oil field services business.

    (d) Borrower represents that the indebtedness evidenced by the Master Lease Agreement and Lease Schedules No. 49223 and 49649 was originally funded under the Loan Agreement and Advancing Line of Credit and constituted "Indebtedness" as defined in that certain Security Agreement dated June 2, 1995 between Borrower and Bank (the "SECURITY AGREEMENT"), was rolled into the lease financing at the election of Borrower and that Borrower contemplated if Bank reacquired the indebtedness evidenced by the Master Lease Agreement and Lease Schedules No. 49223 and 49649 it would be "Indebtedness" secured by such Security Agreement.

    6. REPRESENTATIONS AND WARRANTIES OF MCI. MCI represents and warrants that it is duly authorized and empowered to execute, deliver and perform this Amendment and Modification Agreement, the Consent of Guarantors and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment and Modification Agreement, the Consent of Guarantors and all other instruments referred to or mentioned herein to which it is a party, have been duly and effectively taken. This Amendment and Modification Agreement, the Consent of Guarantors and all other instruments referred to or mentioned herein to which it is a party, when executed and delivered, will constitute valid and binding obligations of MCI enforceable in accordance with their respective terms. Neither this Amendment and Modification Agreement, the Consent of Guarantors nor any of the other instruments referred to or mentioned herein to which it is a party violates any provisions of MCI's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which MCI is subject, and none of the foregoing require the consent or approval of any regulatory authority or governmental body of the United States or any state.

    7.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended above, the Loan Agreement and the Notes and all other instruments securing or guaranteeing Borrower's obligations to Bank (the "LOAN DOCUMENTS") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby, and under the other Loan Documents.

         (c) The execution, delivery and effectiveness of this Amendment and Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

    8. REFERENCE TO AND EFFECT ON THE MASTER LEASE AGREEMENT, LEASE SCHEDULE 49223 AND LEASE SCHEDULE NO. 49649.

         (a) Upon the effectiveness of Section 3 hereof, on and after the date hereof each reference in the Master Lease Agreement to "this Lease", "this Master Lease Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the lease schedules, shall mean and be a reference to the Master Lease Agreement as amended hereby.

         (b) Upon the effectiveness of Section 3 hereof, on and after the date hereof each reference in Lease Schedule No. 49223 to "this Lease Schedule", "hereunder", "hereof", "herein" or words of like import, and each reference in the Master Lease Agreement, shall mean and be a reference to Lease Schedule No. 49223 as amended hereby.

         (c) Upon the effectiveness of Section 3 hereof, on and after the date hereof each reference in Lease Schedule No. 49649 to "this Lease Schedule", "hereunder", "hereof", "herein" or words of like import, and each reference in the Master Lease Agreement, shall mean and be a reference to Lease Schedule No. 49649 as amended hereby.

         (d) Except as specifically amended above, the Loan Agreement and the Notes and all other instruments securing or guaranteeing Borrower's obligations to Bank (the "LOAN DOCUMENTS") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby, and under the other Loan Documents.

         (e) Except as specifically amended above, the Master Lease Agreement and schedules thereto and all other instruments securing or guaranteeing Borrower's obligations to Bank (the "LEASE DOCUMENTS") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Lease Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Master Lease Agreement and the schedules thereto, as amended hereby, and under the other Lease Documents.

         (f) The execution, delivery and effectiveness of this Amendment and Modification Agreement shall not, except as expressly provided herein (i) operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or (i) operate as a waiver of any right, power or remedy of Bank under any of the Lease Documents, nor constitute a waiver of any provision of any of the Lease Documents.

    9. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment and Modification Agreement by the parties hereto and to induce Bank to enter into this Amendment and Modification Agreement, Borrower and MCI warrant and represent to Bank that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Bank or any defense to (i) the payment of any obligations and indebtedness under the Notes, Loan Documents and/or Lease Documents or (ii) the performance of any of their obligations with respect to the Notes, Loan Documents and/or Lease Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and MCI unconditionally and irrevocably waive any and all claims and causes of action against Bank and any defense to their payment and performance obligations in respect to the Notes, Loan Documents and Lease Documents.

    10. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and Modification Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Bank. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and Modification Agreement and the other instruments and documents to be delivered hereunder, and agrees to save Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees, except such liabilities arising from the gross negligence of Bank.

    11. EXECUTION IN COUNTERPARTS. This Amendment and Modification Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    12. GOVERNING LAW. This Amendment and Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas insofar as it amends the Loan Documents and by the laws of the State of Ohio insofar as it amends the Lease Documents.

    13. FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                             "BORROWER"

                             MOBLEY ENVIRONMENTAL
                             SERVICES, INC.


                             By:     /s/ W. Christopher Chisholm
                                ----------------------------------------------
                                     W. Christopher Chisholm
                                     Vice President and CFO

                             "MCI"

                             MOBLEY COMPANY, INC.


                             By:     /s/ W. Christopher Chisholm
                                ----------------------------------------------
                                     W. Christopher Chisholm
                                     Secretary-Treasurer

                             "BANK"

                             BANK ONE, TEXAS, N.A.


                             By:     /s/ Randall B. Durant
                                ----------------------------------------------
                                     Randall B. Durant
                                     Vice President

                                                                     EXHIBIT "A"

                                 FULL RELEASE OF LIEN

    In consideration of the payment of $_________ by MOBLEY ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("BORROWER"), to BANK ONE, TEXAS, N.A., a national banking association ("BANK"), (A) in partial payment of amounts owing by Borrower to Bank under that certain Letter Loan Agreement dated June 2, 1995 by and between Borrower and Bank, as amended by that certain First Amendment to Letter Loan Agreement and Master Lease Modification Agreement dated of even date herewith (as amended, the "LOAN AGREEMENT"), and (B) in full payment of all amounts owing by Borrower to Bank under that certain Master Lease Agreement dated February 9, 1996 and the lease schedules related thereto between Borrower, as lessee, and BANC ONE LEASING CORPORATION, as lessor (BANC ONE LEASING CORPORATION having assigned its rights thereunder to BANC ONE TEXAS LEASING CORPORATION, and BANC ONE TEXAS LEASING CORPORATION having assigned its rights thereunder to Bank), as amended by that certain First Amendment to Letter Loan Agreement and Master Lease Modification Agreement dated of even date herewith (as amended, the "MASTER LEASE AGREEMENT"), Bank hereby releases and discharges all of its rights, titles and interests in and to the items of collateral described on EXHIBIT "A" attached hereto and incorporated herein by reference previously pledged by Borrower as security for amounts owing under the Loan Agreement and Master Lease Agreement.

    EXECUTED this 20th day of January, 1997.

                                       BANK ONE, TEXAS, N.A.


                                       By:
                                          ------------------------------------
                                            Randall B. Durant
                                            Vice President

                                                                     EXHIBIT "B"

                                CONSENT OF GUARANTORS

                             Dated as of January 20, 1997


    The undersigned, MOBLEY COMPANY, INC., a Texas corporation, and HYDROCARBON TECHNOLOGIES, INC., a Texas corporation, as the Guarantors referred to in the attached First Amendment to Letter Loan Agreement and Master Lease Modification Agreement (the "AMENDMENT"), hereby consent to the Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Unlimited Guaranty executed by each of the undersigned) in effect on the date hereof to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in such Loan Documents to the Loan Agreement and Notes shall mean the Loan Agreement and Notes as amended by the Amendment, and (ii) such Loan Documents consisting of guaranties, security agreements and deeds of trust and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of its obligations under the Loan Agreement and Notes, as amended by the Amendment, except to the extent certain of the collateral is specifically released pursuant to the Amendment.


                                  MOBLEY COMPANY, INC.


                                  By:
                                     -----------------------------------------
                                       W. Christopher Chisholm
                                       Secretary-Treasurer

                                  HYDROCARBON TECHNOLOGIES,
                                  INC.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                         B-1